Exhibit 99.1

Federal Deposit Insurance Corporation 10 Tenth Street NE, Suite 800, Atlanta, GA 30309-3906	Atlanta Regional Office

January 31, 2011

VIA UNITED PARCEL SERVICE

Board of Directors

First Peoples Bank

1301 SE Port St. Lucie Boulevard

Port St. Lucie, FL 34952

Re:	First Peoples Bank, Port St. Lucie, FL (“Bank”) Docket Number: FDIC- 11 -004PCAS Supervisory Prompt Corrective Action Directive (“Directive”)

Dear Members of the Board:

Enclosed is the Supervisory Prompt Corrective Action Directive (“Directive”) issued pursuant to the Prompt Corrective Action provisions of section 38 of the Federal Deposit Insurance Act, 12 U.S.C. § 1831o (“Section 38”). The Directive is effective immediately.

Pursuant to section 308.201(a)(2) of the FDIC’s Rules of Practice and Procedure, 12 C.F.R. §308.201(a)(2), the Bank may submit a written appeal of the Directive to the FDIC. Such an appeal must be received by the FDIC within 14 calendar days of the issuance of the Directive. The FDIC shall consider any such appeal, if filed in a timely manner, within 60 days of receiving the appeal. While the appeal is pending, the Directive shall remain in effect. If you have any questions, please contact Assistant Regional Director Bruce Rollinson at 678-916-2390, or Case Manager Russell Marshall at 678-916-2204.

Sincerely,

/s/ Thomas J. Dujenski
Thomas J. Dujenski
Regional Director

Enclosure

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

In the Matter of FIRST PEOPLES BANK PORT ST. LUCIE, FLORIDA	) ) ) ) ) )	SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE
(INSURED STATE NONMEMBER BANK	) )	FDIC-11-004PCAS

WHEREAS, by letter dated May 26, 2010, the FDIC notified First Peoples Bank, Port St. Lucie, Florida (“Bank”) that it is deemed to be undercapitalized pursuant to section 325.103(b)(3) of the FDIC’s Rules and Regulations, which implements section 38(b)(l)(C) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. §1831o(b)(1)(C), based on the Bank’s Consolidated Report of Condition and Income (“Call Report”) as of March 31, 2010.

WHEREAS, the FDIC required the Bank to submit an acceptable capital restoration plan compliant with section 38(e)(2) of the Act, 12 U.S.C. §1831o(e)(2), and section 325.104 of the FDIC’s Rules and Regulations, 12 C.F.R. §325.104, within forty-five (45) days of the Bank’s receipt of said written notice of its capital category; and

WHEREAS, the Bank submitted a capital restoration plan on June 24, 2010, and the FDIC notified the Bank that the capital restoration plan was unacceptable by a letter dated August 12, 2010; and

WHEREAS the Bank submitted a revised capital restoration plan on September 15, 2010, and the FDIC notified the Bank that the revised capital restoration plan was unacceptable by a letter dated November 8, 2010; and

WHEREAS, pursuant to section 38(f)1)(B)(i) of the Act, 12 U.S.C. § 183lo(f)(1)(B)(i), and section 325.104(d) of the FDIC’ s Rules and Regulations, 12 C.F.R. § 315.104(d), because the Bank has failed to submit an acceptable capital restoration plan within the time allowed by the FDIC, the Bank is subject to the provisions of section 38 of the Act and 12 C.F.R. § 325, Subpart B applicable to significantly undercapitalized institutions; and

WHEREAS, the Bank’s failure to submit an acceptable capital restoration plan, its deteriorating condition and management’s inability to return the Bank to a safe and sound condition require that prompt corrective action be taken;

THEREFORE, the FDIC finds it necessary, in order to carry out the purposes of Section 38 of the Act, including sections 38(e)(5) and (f), 12 U.S.C. §§ 1831o(e)(5) and (f), to issue this SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE (“DIRECTIVE”) without providing notice as set forth in section 308.201(a)(1) of the FDIC’s Rules of Practice and Procedure (“Rules”), 12 C.F.R. § 308.201(a)(1), and hereby issues this SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE pursuant to section 38 of the Act, 12 U.S.C. §1831o, and section 308.201(a)(2) of the FDIC’s Rules, 12 C.F.R. §308.201(a)(2).

SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE

IT IS HEREBY DIRECTED,

1. (a) That within thirty (30) days of the effective date of this DIRECTIVE, the Bank shall increase the volume of capital to a level sufficient to comply with the requirements of paragraph 3 of the CONSENT ORDER dated March 18, 2010, which requires the Bank to have and maintain (i) tier 1 capital ratio in such an amount as to equal or exceed eight percent (8%) and (ii) a total risk based capital ratio that equals or exceed eleven percent (11%).

(b) Any increase in Tier 1 capital necessary to meet the requirements of this DIRECTIVE may be accomplished by the following:

(i)	the sale of common stock; or

(ii)	the sale of noncumulative perpetual preferred stock; or

(iii)	the direct contribution of cash by the board of directors and/or shareholders of the Bank; or

(iv)	any other means acceptable to the Regional Director of the Atlanta Office (“Regional Director”) of the FDIC.

(c) Any increase in Tier 1 capital necessary to meet the requirements of this DIRECTIVE may not be accomplished through a deduction from the Bank’s allowance for loan and lease losses.

IT IS FURTHER DIRECTED,

2. Within ten (10) days of the effective date of this DIRECTIVE, the Bank shall submit an acceptable capital restoration plan to the Regional Director. The Bank’s capital restoration plan shall meet the requirements of section 325.104 of the FDIC’s Rules and Regulations, 12 C.F.R. §325.104 and expressly provide, among other things, that at a minimum the Bank shall restore and maintain its capital to the levels identified in Paragraph 1 of this DIRECTIVE.

IT IS FURTHER DIRECTED,

3. (a) If all or part of the increase in Tier 1 capital required under this DIRECTIVE involves an offering of the Bank’s securities (including a distribution limited only to the Bank’s existing shareholders), other than an offering deemed not to be a public securities offering pursuant to 17 C.F.R. §230.506 or as hereafter amended, the Bank shall prepare detailed offering materials fully describing the securities being offered, including an accurate description of the financial condition of the Bank and of this DIRECTIVE, as well as the circumstances giving rise to the offering, and any other material disclosures necessary to comply with the Federal securities laws. Prior to the sale of the securities, and, in any event, not less than 20 days prior to the dissemination of such materials, the materials used in the sale of the securities shall be submitted to the FDIC, Accounting and Securities Disclosure Section, Room F-6066, 550 17th Street, N.W., Washington, D.C. 20429, for review. Any changes requested in the materials by the FDIC shall be made prior to their dissemination. In addition, any terms and conditions of the issue of new securities shall be submitted to the Regional Director for prior approval.

(b) In complying with the provisions of this DIRECTIVE, the Bank shall provide to any subscriber and/or purchaser of Bank stock, written notice of any planned or existing development or other change which is materially different from the information in any offering used in connection with the sale of Bank securities. The written notice required by this paragraph shall be furnished within 10 days from the date such material development or change is planned or occurred, whichever is earlier, to every purchaser and/or subscriber of Bank stock who received or was tendered the information contained in the Bank’s original offering materials.

IT IS FURTHER DIRECTED,

4. In the event the Bank does not increase its Tier 1 capital in accordance with the requirements of Paragraph 1 of this DIRECTIVE, pursuant to section 38(f)(2)(A) of the Act, 12 U.S.C. §1831o(f)(2)(A), the Bank shall immediately take any necessary action to result in the Bank’s:

(a) acquisition by another depository institution holding company; or

(b) merger with another insured depository institution.

IT IS FURTHER DIRECTED,

5. The Bank shall take all prompt corrective action mandated by section 38 of the Act, 12 U.S.C. § 18310, including but not limited to the following:

(a) restriction on the compensation paid to senior executive officers pursuant to section 38(f)(4) of the Act, 12 U.S.C. §1831o(f)(4);

(b) restriction on capital distributions pursuant to section 38(d)(1) of the Act, 12, U.S.C. §1831o(d)(1), as “capital distribution” is defined in section 38(b)(2)(B) of the Act, 12 U.S.C. §1831o(b)(2)(B);

(c) requisite prior approval by the FDIC, pursuant to section 38(e)(4) of the Act, 12 U.S.C. § 1831o(e)(4), before the Bank directly or indirectly:

(i)	acquires any interest in any company or insured depository institution;

(ii)	establishes or acquires any additional branch office; or

(iii)	engages in any new line of business;

(d) alteration, reduction, or termination of any activity that the FDIC determines poses excessive risk to the Bank, pursuant to section 38(f)(2)(E) of the Act, 12 U.S.C. §1831o(f)(2)(E);

(e) restriction from making any payment of principal or interest on the Bank’s subordinated debt pursuant to section 38(h)(2)(A) of the Act, 12 U.S.C. § 1831o(h)(2)(A); and

(f) requisite prior written approval by the FDIC, pursuant to section 38(i)(2)(A) – (F) of the Act, 12 U.S.C. § 1831o(i)(2)(A) – (F), before:

(i) entering into any material transaction other than in the usual course of business, including any investment, expansion, acquisition, sale of assets, or other similar action with respect to which the Bank is required to provide notice to the FDIC;

(ii) extending credit for any highly leveraged transaction;

(iii) amending the Bank’s charter or bylaws, except to the extent necessary to carry out any other requirement of any law, regulation, or order;

(iv) making any material change in accounting methods;

(v) engaging in any covered transaction (as defined in section 23A(b)(7) of the Federal Reserve Act, 12 U.S.C. § 371c(b)(7)); and

(vi) paying excessive compensation or bonuses.

IT IS FURTHER DIRECTED,

6. (a) During the period this DIRECTIVE is in effect, the Bank shall not accept, renew or rollover any brokered deposits as defined in section 337.6(a)(2) of the FDIC’s Rules and Regulations, 12 C.F.R. § 337.6(a)(2).

(b) During the period this DIRECTIVE is in effect, the Bank shall restrict the interest rates the Bank pays on deposits to comply with the interest rate restrictions in section 337.6 of the FDIC’s Rules and Regulations, 12 C.F.R. §337.6.

IT IS FURTHER DIRECTED,

7. That the provisions of this DIRECTIVE shall not affect the obligations of the Bank pursuant to any other action issued against the Bank by the FDIC.

IT IS FURTHER DIRECTED,

8. The Bank shall send to its shareholders a description of the DIRECTIVE (i) in conjunction with the Bank’s next shareholder communication, and also (ii) in conjunction with its notice or proxy statement preceding the Bank’s next shareholder meeting. The description shall fully describe the DIRECTIVE in all material respects. The description and any accompanying communication, statement, or notice shall be sent to the FDIC, Accounting and Securities Disclosure Section, Room F-6066, 550 17th Street, N.W., Washington, D.C. 20429, for review at least 20 days prior to dissemination to shareholders. Any changes requested to be made by the FDIC shall be made prior to dissemination of the description, communication, notice, or statement.

IT IS FURTHER DIRECTED that this DIRECTIVE shall become effective immediately upon its receipt by the Bank.

IT IS FURTHER DIRECTED that the provisions of this DIRECTIVE shall be binding upon the Bank, its institution-affiliated parties, successors and assigns.

IT IS FURTHER DIRECTED that the provisions of this DIRECTIVE shall remain effective and enforceable except to the extent that any provision has been modified, terminated, suspended, or set aside by the FDIC.

IT IS FURTHER DIRECTED that, by the 15th day of the month following the effective date of the DIRECTIVE, and by the 15th day of every month thereafter, the Bank shall provide written reports to the Regional Director specifically detailing the extent of the Bank’s compliance with the DIRECTIVE and further specifically detailing the required corrective action being taken by the Bank to secure full compliance with the DIRECTIVE.

Pursuant to section 308.201(a)(2) of the FDIC’s Rules, 12 C.F.R. §308.201(a)(2), the Bank may submit a written appeal of the DIRECTIVE to the FDIC. Such an appeal must be received by the FDIC within 14 calendar days of the issuance of the DIRECTIVE. The appeal should include:

(a) an explanation why the DIRECTIVE is not an appropriate exercise of discretion under Section 38 of the Act, 12 U.S.C. §1831o;

(b) any recommended modification of the DIRECTIVE; and

(c) any other relevant information, mitigating circumstances, documentation, or other evidence in support of the position of the Bank regarding the DIRECTIVE.

The appeal shall be filed with Thomas J. Dujenski, Regional Director, Federal Deposit Insurance Corporation, Atlanta Regional Office, 10 Tenth Street N.E., Suite 800, Atlanta, Georgia 30309, with a copy to Andrea Fulton Toliver, Regional Counsel, Federal Deposit Insurance Corporation, Atlanta Regional Office, 10 Tenth Street N.E., Suite 800, Atlanta, Georgia 30309. The FDIC shall consider any such appeal, if filed in a timely manner, within 60 days of receiving the appeal. While the appeal is pending, the DIRECTIVE shall remain in effect unless the FDIC, in its sole discretion, shall stay the effectiveness of the DIRECTIVE.

Pursuant to delegated authority.

Dated this 28th day of January, 2011.

/s/ Thomas J. Dujenski
Thomas J. Dujenski
Regional Director
Division of Supervision and Consumer Protection